EXHIBIT 99.1
 Howard Weil Conference
March  25, 2010

Forward-Looking Statements
All statements, other than statements of historical fact, included in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995. These statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions, which are more fully described in
Rosetta Resources Inc.'s Annual Report on Form 10-K and Quarterly Reports on Form
10-Q filed with the Securities and Exchange Commission. These risks, uncertainties and assumptions could cause actual results to differ materially from those described in the forward-looking statements. Rosetta assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.
Cautionary Statement Concerning Resources
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible by application of development projects to known accumulations. We may use certain terms in this presentation, such as “Risked Project Inventory,” “Potential Projects,” “Risked
Resource Inventory”, “Total Resource Potential”, and “Unrisked Potential” that the SEC's guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized.

  Company Overview
  Selective Asset Overview
  Stacked Pay in Sacramento Basin
  Lobo Trend in South Texas
  Niobrara Chalk in DJ Basin
  Eagle Ford Shale in South Texas
  Bakken Shale in Alberta Basin
  2010 Expectations
Rosetta Resources
Agenda for this morning’s discussion…

Rosetta Resources
Company Overview
  Rosetta Resources Inc. (NASDAQ: ROSE) was formed in June 2005 to acquire the domestic oil and natural gas business formerly owned by Calpine Corporation
  Headquartered in Houston, Texas
  Technical and field offices in Denver, CO, Laredo, TX and Rio Vista, CA
  We have grown by developing and exploring unconventional resources in the Lower 48
  Our primary focus areas for exploitation are the Sacramento Basin, the Rocky Mountains and South Texas
  One of our key plays for exploitation is the Eagle Ford Shale in South Texas
  One of our key plays for exploration is the Bakken Shale in the Alberta Basin of Montana
  Today, Rosetta has a high quality, diversified proved asset base
  Proved reserves of 351 Bcfe as of 12/31/2009¹
  75% proved developed; 85% gas
  2009 production of 138 MMcfe/d
  2009 F&D cost of $2.22/Mcfe
  695,000 net acres (900,000 gross); including approximately 254,000 net acres under exploration option in Alberta
 Bakken
  Over 2,480 net identified drilling opportunities
  We have significant potential from low geological risk resource positions
  Total resource potential of 899 Bcfe²
  Over 60,000 net acres in Eagle Ford Trend of South Texas
  Inception to date, we have drilled 9 horizontal wells and currently have 2 rigs running.
  Over 250,000 net acres in Alberta Basin
  Inception to date we have drilled 3 delineation wells confirming oil present in Lodgepole, Bakken, Three Forks, and Nisku
¹Estimated proved reserves of 412 Bcfe under prior SEC rules
²Total resource potential includes net risked Probable and Possible reserves and 86 Bcfe of PUD’s

  Rosetta has substantial operating control of its reserve base
  87% of proved reserves are operated by Rosetta
  High working interest in properties
  Approximately 40% of acreage is currently held by production
  Prudent and conservative financial management
  Since 2007, debt to book cap < 40% and debt to LTM EBITDAX < 1.75x
  Maintained > $200mm in liquidity since 2008
  Hedge to protect downside, capital budget activities and key strategic initiatives
  Modest non-core asset sale program to generate cash flow
¹Estimated proved reserves of 412 Bcfe under prior SEC rules
²Total resource potential includes net risked Probable and Possible reserves and 86 Bcfe of PUD’s
Rosetta Resources
Company Overview

Asset Summary
Proved Reserves	351 Bcfe
% Proved Developed	75%
% Gas	85%
Proved PV -10	$465MM
Net Annual Production	51 Bcfe
Net Acreage*	667,757
Total Resources¹	899 Bcfe
Net drilling locations	2,480
¹Total resource potential includes net risked Probable and Possible reserves and 86 Bcfe of PUD’s
* Includes 230,000 net acres under exploration option at 12/31/2009
Pinedale
San Juan Basin
South Texas
Texas State Waters
Gulf of Mexico
Sacramento Basin
DJ Basin
Alberta Basin
Eagle Ford
Legacy asset
New play entry
Non-core asset
Headquarters
Rosetta Resources
Asset Overview (as of 12/31/09)

Average Daily Production
Acreage Position
Risked Resource Inventory¹
125
147
139
400,049
615,396
667,757
299
899
Bcfe
¹Total resource potential includes net risked Probable and Possible reserves and 86 Bcfe of PUD’s
Total Debt
($mm)
Rosetta Resources
Historical Performance

  Discovered in 1936
  One of California’s most prolific natural gas
 fields
  16 known producing horizons in the basin
  3.7 Tcfe produced to date
  Rio Vista Field is the largest onshore natural
 gas field in California
  Rio Vista Field is one of the 15 largest natural
 gas fields in the United States
  Region has established natural gas gathering
 and pipeline infrastructure
Depth Range
2,500 - 13,000’
Asset Overview
Sacramento Basin: General Description

2009 recomplete
2010 recomplete
Recompletion Program
By Year
By Recovery
Asset Overview
Sacramento Basin: Recompletion Program
Rio Vista, California
Recompletion Program - Year End 2009
Date

 Rosetta acreage
  We have approximately 90,000 net acres
 in the South Texas Lobo Trend
  255 operated producing wells and 470
 square miles of 3-D seismic data
  Currently re-mapping SCR using new 3-D
 data received in-house late in 12/09
  Majority of acreage is 100% owned and
 operated; working interest ranges from
 50% to 100%
  In 2009 we drilled 21 successful wells in
 the Lobo Trend
  For the year ended 12/31/09, average
 net daily production was 44.1 MMcfe/d
Asset Overview
South Texas: Lobo Trend

  We have approximately 100,000 net
 acres
  154 square miles of 3-D seismic data
  In the low commodity prices during
 2009, we chose not to drill and focused
 our efforts on resource assessment
  Commenced a 105-well drilling program
 in the first quarter of 2010
Asset Overview
DJ Basin: Niobrara Chalk Play

12/31/2006
12/31/2007
12/31/2008
1/01/2006
12/31/2009
Dec. 2009: 11.3 MMcf/d
Well count: 173
Asset Overview
DJ Basin: Niobrara Chalk Production Growth

Asset Overview
South Texas: Eagle Ford Shale Play

Initial Rosetta Wells
Industry Activity
  We have accumulated approximately 67,000
 gross and 61,000 net acres since 2008
  Average working interest of 90-100%
  At year-end 2009, we had drilled and
 completed 2 horizontal wells
  For the quarter ended 12/31/09 our average
 net daily production was 4.3 MMcfe/d
  Currently, we have drilled 9 horizontal wells
  Currently, we have 2 drilling rigs running
Asset Overview
South Texas: Eagle Ford Shale Play

Initial Rosetta Wells
Industry Activity
Gates Ranch Area
Asset Overview
South Texas: Eagle Ford Shale Play

Gates Ranch Area¹
  Arial extent
  9 miles N/S & 9 miles E/W
  29,500 net acres
  Rosetta Resources operated
  100% WI
  75% NRI
  Unrisked original resource in place
  11.3 Tcfe @ 245 Bcfe per section
  Unrisked EUR potential
  160 acre development
  185 net well locations
  555 net Bcfe @ 4 Bcfe gross EUR
  5% recovery of gas-in-place
  80 acre development
  369 net well locations
  1.1 net Tcfe @ 4 Bcfe gross EUR
  10% recovery of gas-in-place
¹ Includes a 3,600 net acre lease 8 miles to the North
Water Well
Proposed Well
Drilled Well
Drilling Well
Asset Overview
South Texas: Eagle Ford Shale Play

Asset Overview
Alberta Basin: Bakken Play

Today
Asset Overview
Alberta Basin Bakken: North America Today

Devonian (350 Ma)
Asset Overview
Alberta Basin Bakken: North America 350 million years ago

Devonian (350 Ma)

Williston Basin
Antrim Shale
Marcellus Shale
New Albany Shale
Asset Overview
Alberta Basin Bakken: North America 350 million years ago

Devonian (350 Ma)
Alberta Basin
Williston Basin
Antrim Shale
Marcellus Shale
New Albany Shale
Asset Overview
Alberta Basin Bakken: North America 350 million years ago

Devonian (350
Ma)
Alberta Basin
Asset Overview
Alberta Basin Bakken: North America 350 million years ago

Today
Asset Overview
Alberta Basin Bakken: North America Today
Alberta Basin

  Alberta Basin Bakken specifics
  The Bakken is a Devonian Shale oil play located in northwestern
 Montana
  Williston Basin analog
  Depths ranging from 4,500’ to 7,500’ TVD
  Over-pressured reservoirs
  Rosetta’s current Bakken position:
  254,000 undeveloped net acres
  13 - 15 MMBoe per square mile of resource in place
  Rosetta’s assessment to date:
  Drilled 3 exploratory delineation wells
  2 wells on strike 28 miles apart
  1 well 8 miles downdip
  Confirmed significant oil hydrocarbons in place
  Banff (Lodgepole)
  Bakken
  Three Forks
  Nisku
  Planned continual resource assessment in 2010
Asset Overview
Alberta Basin Bakken: North America Today

Rosetta Resources
2010: What to expect …
  Disciplined Capital Spending
  Live within cash and cash flows
  $280 million capital program
  High return / high value programs receive majority of funding
  Production Growth
  Annual production rate of 145 to 155 MMcfe/d
  Reserve Growth
  Double digit reserve replacement rate
  Inventory Growth
  Continued resource assessment of all core assets
  Continue to develop the Eagle Ford
  Continue to delineate and assess the Alberta Bakken
  Continue to identify and capture new assets with future development